UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

SUNRISE SENIOR LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7902 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

Financial Results for the Quarter Ended June 30, 2009

Sunrise Senior Living, Inc. (“Sunrise”) today issued a press release reporting financial results for the quarter ended June 30, 2009.

A copy of Sunrise's press release is attached as Exhibit 99.1 and is incorporated by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is furnished with this report:

Exhibit 99.1	Press release issued on August 6, 2009, reporting financial results for the quarter ended June 30, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunrise Senior Living, Inc.

Date: August 6, 2009	By:	/s/ Mark S. Ordan
Mark S. Ordan
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued on August 6, 2009, reporting financial results for the quarter ended June 30, 2009.